December 30, 2002

                             MARKMAN MULTIFUND TRUST

                         Markman Total Return Portfolio

                SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 12, 2002

Effective immediately there will no longer be a 1.00% redemption fee imposed on shares redeemed within two years of purchase as stated in the "Fees and Expenses" table on page 4 of the Prospectus. No redemption fee will be charged for any reason on shareholder redemption transactions regardless of the date of purchase or redemption.

Effective December 30, 2002, the Markman Conservative Allocation Portfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio each exchanged substantially all of its net assets for shares of the Markman Total Return Portfolio. The performance and accounting history of the Moderate Allocation Portfolio is being assumed by the Total Return Portfolio. The average annual total returns of the Total Return Portfolio are therefore those of the Moderate Allocation Portfolio.

The following information contained under "Performance Summary" replaces information under the heading "Performance" on page 3 of the Prospectus, and the following information contained under "Financial Highlights" is in addition to the information contained on page 8 of the Prospectus:

PERFORMANCE SUMMARY*

The bar chart and performance table below provide an indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio from year to year. The table shows how the Portfolio's average annual total returns over time compared to a broad-based securities market index. The Portfolio's performance in the past is not necessarily an indication of how the Portfolio will perform in the future.

11.1%    19.4%     18.3%     35.5%     -25.4%    -23.5%
1996     1997      1998      1999      2000      2001

During the period shown in the bar chart, the highest return for a quarter was 26.39% during the quarter ended December 31, 2001 and the lowest return for a quarter was -26.76% during the quarter ended September 30, 2001.

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended December 31, 2001

                                                                           Since Inception
                                               One Year    Five Years    (January 26, 1995)
Total Return Portfolio
  Return Before Taxes                           -23.5%        1.8%              6.1%
  Return After Taxes on Distributions(1)        -24.3%       -0.3%              3.6%
  Return After Taxes on Distributions
  and Sale of Fund Shares(1)                    -14.5%        1.1%              4.4%

Standard & Poor's 500 Index(2)                  -11.9%       10.7%              15.7%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through arrangements such as 401(k) plans or individual retirement accounts.

(2) The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.

FINANCIAL HIGHLIGHTS*

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request.
________________________________________________________________________________
MARKMAN MULTIFUND TRUST
MARKMAN TOTAL RETURN PORTFOLIO - FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                             Year ended     Year ended     Year ended     Year ended     Year ended
                                            December 31,   December 31,   December 31,   December 31,   December 31,
                                                2001           2000           1999           1998           1997
                                             ----------     ----------     ----------     ----------     ----------
Net asset value at beginning of year         $    11.67     $    16.69     $    13.35     $    11.90     $    11.49
                                             ----------     ----------     ----------     ----------     ----------
Income from investment operations:
     Net investment income                         0.24           0.11           0.31           0.12           0.26
     Net realized and unrealized gains
        (losses) on investment                    (2.98)         (4.35)          4.43           2.06           1.96
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations                  (2.74)         (4.24)          4.74           2.18           2.22
                                             ----------     ----------     ----------     ----------     ----------
Less distributions:
     Dividends from net investment income         (0.24)         (0.10)         (0.29)         (0.12)         (0.26)
     Distributions in excess of net
        investment income                            --             --             --          (0.04)         (0.21)
     Distributions from net realized gains           --          (0.68)         (1.11)         (0.57)         (1.34)
                                             ----------     ----------     ----------     ----------     ----------
Total distributions                               (0.24)         (0.78)         (1.40)         (0.73)         (1.81)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year               $     8.69     $    11.67     $    16.69     $    13.35     $    11.90
                                             ==========     ==========     ==========     ==========     ==========

Total return                                    (23.54%)       (25.38%)        35.49%         18.32%         19.38%
                                             ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's)            $   37,546     $   64,572     $  100,799     $   83,799     $   86,388
                                             ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets           0.95%          0.95%          0.95%          0.95%          0.95%

Ratio of net investment income to
     Average net assets                           2.32%          0.64%          1.98%          0.84%          1.96%

Portfolio turnover rate                            162%           142%            68%           117%            82%

*On  December  30,  2002,  Markman  Moderate   Allocation   Portfolio  exchanged
substantially all of its net assets for shares of Markman Total Return Portfolio. Markman Moderate Allocation Portfolio is the accounting survivor and as such its basis of accounting for assets and liabilities and its operating results for the periods prior to December 30, 2002 have been carried forward in these financial highlights.

                                                               November 12, 2002
                                                     (Revised December 30, 2002)

                       STATEMENT OF ADDITIONAL INFORMATION

                         MARKMAN TOTAL RETURN PORTFOLIO
                         ------------------------------

                             MARKMAN MULTIFUND TRUST
                      6600 France Avenue, South, Suite 565
                              Minneapolis, MN 55435

This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Markman MultiFund Trust (the "Trust") dated November 12, 2002, as supplemented from time to time, with respect to the Markman Total Return Portfolio (the "Portfolio"). The Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus may be obtained by writing to the Trust at the above address or by telephoning the Trust nationwide toll-free at 1-800-707-2771.

INVESTMENT ADVISER                           SHAREHOLDER SERVICES
Markman Capital Management, Inc.             c/o Markman MultiFund Trust
6600 France Avenue South, Suite 565          P.O. Box 5354
Minneapolis, MN  55435                       Cincinnati, OH  45201-5354
Toll-free:  1-800-395-4848                   Toll-free:  1-800-707-2771
Telephone:  (952) 920-4848

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

DESCRIPTION OF THE TRUST.......................................................3

INVESTMENT OBJECTIVE AND POLICIES..............................................4

INVESTMENT RESTRICTIONS.......................................................16

QUALITY RATINGS OF DEBT SECURITIES............................................17

TRUSTEES AND OFFICERS.........................................................21

INVESTMENT MANAGER............................................................24

TRANSFER AGENT AND ADMINISTRATOR..............................................25

CALCULATION OF SHARE PRICE....................................................25

TAXES.........................................................................25

PURCHASE AND REDEMPTION OF SHARES.............................................26

CODE OF ETHICS................................................................27

SPECIAL REDEMPTIONS...........................................................27

CUSTODIAN.....................................................................27

AUDITORS AND LEGAL COUNSEL....................................................27

PORTFOLIO TRANSACTIONS........................................................27

PERFORMANCE INFORMATION.......................................................28

     A.   Standardized Average Annual Total Return............................28
     B.   Standardized Average Annual Total Return
          (After Taxes on Distributions)......................................29
     C.   Nonstandardized Total Return........................................30
     D.   Other Information Concerning Portfolio Performance..................31
     E.   Yield...............................................................32

ANNUAL REPORT.................................................................36

                            DESCRIPTION OF THE TRUST
                            ------------------------

Markman MultiFund Trust (the "Trust") is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940 (the "1940 Act"). The Trust was established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 7, 1994.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series or Portfolios, each share without par value. Currently, the Trust offers one Portfolio, the Markman Total Return Portfolio (the "Portfolio"), which is described in this Statement of Additional Information. When issued, shares of the Portfolio are fully paid, non-assessable and freely transferable. Each share in the Portfolio represents an equal proportionate interest in the Portfolio with each other share of the Portfolio and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of the Portfolio, shareholders of the Portfolio are entitled to share pro rata in the net assets of the Portfolio available for distribution. Shares of the Trust entitle their holders to one vote per share (with proportionate voting for fractional shares.)

Under the terms of an Agreement and Plan of Reorganization, on December 30, 2002, three series of the Trust, the Aggressive Allocation Portfolio, the Conservative Allocation Portfolio and the Moderate Allocation Portfolio (the "Allocation Portfolios"), were reorganized into the Total Return Portfolio (the "Portfolio"), a newly formed series of the Markman MultiFund Trust (the "Reorganization"). The Portfolio assumed the assets and liabilities of each of the Allocation Portfolios. The financial and performance data and information prior to December 30, 2002 in this Statement of Additional Information are for the Markman Moderate Allocation Portfolio, the accounting survivor of the Reorganization.

Shareholders of the Portfolio have the right to vote for the election of Trustees and on any matters which by law or the provisions of the Declaration of Trust they may be entitled to vote upon. The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust of the Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. The Trustees are required to call a meeting for the purpose of considering the removal of any person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. In compliance with applicable provisions of the 1940 Act, shares of the mutual funds owned by the Trust will be voted in the same proportion as the vote of all other holders of shares of such funds.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolio or the Trustees. The Declaration of Trust of the Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Portfolio. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.

                        INVESTMENT OBJECTIVE AND POLICIES
                        ---------------------------------

     The Portfolio seeks maximum total return with reduced risk. Returns will include capital appreciation, dividend income, and interest income. The Portfolio seeks to achieve its investment objective by investing in individual securities, shares of other open-end investment companies, shares of exchange traded funds, and shares of closed-end investment companies.

     The Portfolio intends to purchase shares of individual securities, exchange traded funds, closed-end and other open-end mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (the "SEC"). With respect to investments in other open-end mutual funds, the SEC has granted the Trust an exemption from the limitations of the 1940 Act restricting the amount of securities of underlying open-end mutual funds that the Portfolio may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fee and administrative costs), and undue influence by a fund of funds over its underlying funds. The conditions apply only when the Portfolio and its affiliates in the aggregate own more than 3% of the outstanding shares of any one open-end underlying fund.

     At times, the Portfolio may invest all or a portion of its assets in money market mutual funds. The Portfolio may not achieve its investment objective during periods when it has taken such a temporary defensive position.

     Set forth below is additional information with respect to the types of securities and investment techniques of the Portfolio and underlying funds.

FOREIGN SECURITIES

Most of the Portfolio's investments in foreign securities will be through underlying funds. An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks and considerations that are not present when the Portfolio invests in domestic securities.

EXCHANGE RATES

Since an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's (and accordingly the Portfolio's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a mutual fund. An underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS

The value of foreign investments and the investment income derived from them may also be affected by exchange control regulations. Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

LIMITATIONS OF FOREIGN MARKETS

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of an underlying fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

FOREIGN LAWS, REGULATIONS AND ECONOMIES

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit an underlying fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN TAX CONSIDERATIONS

Income received by the Portfolio or an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Portfolio or an underlying fund will reduce the net income of the Portfolio or the underlying fund available for distribution to the Portfolio.

EMERGING MARKETS

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments.

CALCULATION OF NET ASSET VALUE

Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on days when the New York Stock Exchange is not open for business. Accordingly, the net asset value of an underlying fund may be significantly affected by such trading on days when neither Markman Capital Management, Inc. nor you have access to the underlying funds and the Portfolio.

FOREIGN CURRENCY TRANSACTIONS

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, an underlying fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

TEMPORARY DEFENSIVE POSITION

The Portfolio or an underlying fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), money market mutual funds, commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements. The Portfolio or an underlying fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

REPURCHASE AGREEMENTS

The Portfolio or an underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. The Portfolio's or an underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Portfolio or an underlying fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

The Portfolio or an underlying open end investment company (mutual fund) may invest up to 15% (10% for money market funds) of its net assets in securities for which there is no readily available market ("illiquid securities"). Closed-end investment companies are not subject to any SEC prescribed limitations on illiquid and restricted securities. This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities are not readily marketable without some time delay. This could result in the Portfolio or an underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired impossible.

The 1940 Act provides that a mutual fund whose shares are purchased by the Portfolio is obliged to redeem shares held by the Portfolio only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days. Accordingly, shares held by the Portfolio in excess of 1% of an underlying mutual fund's outstanding securities will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of that Portfolio's net assets.

LOANS OF PORTFOLIO SECURITIES

The Portfolio or an underlying fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Portfolio or the underlying fund may at any time call the loan and obtain the securities loaned; (3) the Portfolio or the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the Portfolio or the underlying fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES

The Portfolio or an underlying fund may sell securities short. In a short sale the Portfolio or the underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The Portfolio or the underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Portfolio or the underlying fund. Until the security is replaced, the Portfolio or the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the Portfolio or an underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When it engages in short sales, the Portfolio or an underlying fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The Portfolio or an underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio or the underlying fund replaces the borrowed security. The Portfolio or an underlying fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Portfolio or an underlying fund may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX"

A short sale is "against the box" if at all times when the short position is open the Portfolio or the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

INDUSTRY CONCENTRATION

An underlying fund may concentrate its investments within one industry. The value of the underlying fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

MASTER DEMAND NOTES

An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

OPTIONS

The Portfolio or an underlying fund may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the Portfolio or an underlying fund owns the optioned securities. When the Portfolio or an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio or underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

The Portfolio or an underlying fund may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio or an underlying fund on which it wishes to terminate its obligation. If the Portfolio or an underlying fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the Portfolio or an underlying fund delivers the underlying security).

The Portfolio or an underlying fund may write and purchase put options ("puts"). When the Portfolio or an underlying fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio or underlying fund at the exercise price at any time during the option period. When the Portfolio or an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. The Portfolio or an underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date. A mutual fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option.

A custodian, or a securities depository acting for it, generally acts as escrow agent for the securities upon which the Portfolio or an underlying fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Portfolio or an underlying fund. Until the underlying securities are released from escrow, they cannot be sold by the Portfolio or an underlying fund. In the event of a shortage of the underlying securities deliverable in the exercise of an option, the Options Clearing Corporation has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

OPTIONS TRADING MARKETS

Options in which the Portfolio or underlying funds will invest are generally listed on Exchanges. Options on some securities may not, however, be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio or underlying fund.

FUTURES CONTRACTS

The Portfolio or an underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The Portfolio or an underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by the Portfolio or an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of the Portfolio or an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged.

The Portfolio or an underlying fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, the Portfolio or an underlying fund would probably expect that an equivalent amount of futures contracts will be closed out.

Unlike when the Portfolio or an underlying fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to the Portfolio or an underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

The Portfolio or an underlying fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The Portfolio or an underlying fund may close its positions by taking opposite positions that will operate to terminate the Portfolio's or the underlying fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Portfolio or an underlying fund, and the Portfolio or an fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A stock index futures contract may be used to hedge the Portfolio's or an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Portfolio or an underlying fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio or an underlying fund than if it had not entered into futures contracts on debt securities or stock indexes.

The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, you may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

In order to assure that sufficient assets are available to satisfy their obligations under their futures contracts, the Portfolio and the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

The risk to the Portfolio or an underlying fund from investing in futures is potentially unlimited. Gains and losses on investments in options and futures depend upon the Portfolio's or an

underlying  fund's  investment   adviser's  ability  to  predict  correctly  the
direction of stock prices, interest rates and other economic factors.

OPTIONS ON FUTURES CONTRACTS

The Portfolio or an underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Portfolio or an underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. The Portfolio or an underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. The Portfolio or an underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to the Portfolio or an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

HEDGING

The Portfolio or an underlying fund may employ many of the investment techniques described above for investment and hedging purposes. Although hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

WARRANTS

The Portfolio or an underlying fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund loses the purchase price and the right to purchase the underlying security.

LEVERAGE

The Portfolio or an underlying fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Portfolio or such underlying fund generally is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the Portfolio's or underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds. The Portfolio intends to borrow directly only for temporary emergency purposes. The Portfolio may leverage assets indirectly by purchasing underlying funds that have leveraged assets. The Portfolio will not invest more than 15% of its assets in underlying funds with leveraged assets.

HIGH YIELD SECURITIES AND THEIR RISKS

The Portfolio or an underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Investment in such securities is subject to the risk factors outlined below.

YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET

The high yield, high-risk market has at times been subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on such securities as well as on the ability of securities' issuers to repay principal and interest. Issuers of such securities may be of low creditworthiness and the securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high-risk securities may have greater potential for insolvency.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES

The prices of high yield, high-risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. Yields on high yield, high-risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS

Certain securities held by the Portfolio or an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio or such underlying fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high-risk security's value will decrease in a rising interest rate market, as will the value of the Portfolio's or the underlying fund's assets.

LIQUIDITY AND VALUATION

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for the Portfolio or an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent the Portfolio or such underlying fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Portfolio or an underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

CREDIT RATINGS

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high-risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, Markman Capital Management, Inc. (the "Adviser") and underlying funds should monitor the issuers of high yield, high risk securities in the Portfolio's or underlying fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Portfolio or the underlying fund can meet redemption requests. To the extent that the Portfolio or an underlying fund invests in high yield, high risk securities, the achievement of the Portfolio's or underlying fund's investment objective may be more dependent on the Portfolio's or the underlying fund's own credit analysis than is the case for higher quality bonds.

ASSET-BACKED SECURITIES

The Portfolio or an underlying fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio or an underlying fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

The Portfolio or an underlying fund may invest in collateralized mortgage obligations ("CMOs"), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which the Portfolio or an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the Portfolio and underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

                             INVESTMENT RESTRICTIONS
                             -----------------------

FUNDAMENTAL INVESTMENT POLICIES. The Portfolio has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% of more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. These fundamental policies provide that the Portfolio may not:

     1. Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     2. Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

     3. Make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     4. Purchase or sell real estate except that the Portfolio may (1) hold and sell real estate acquired as a result of the Portfolio's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

     5.   Purchase or sell  physical  commodities  except that the Portfolio may
     (1) hold and sell physical commodities acquired as a result of the Portfolio's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

     6. Purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     7. Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

THE FOLLOWING INVESTMENT LIMITATIONS FOR THE PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

     1. SENIOR SECURITIES. The following activities will not be considered to be issuing senior securities with respect to the Portfolio:
          1. Collateral arrangements in connection with any type of option, futures contract, forward contract or swap.
          2. Collateral arrangements in connection with initial and variation margin.
          3. A pledge, mortgage or hypothecation of the Portfolio's assets to secure its borrowings.
     The underlying funds in which the Portfolio may invest may, but need not, have the same investment policies as the Portfolio.

                       QUALITY RATINGS OF DEBT SECURITIES
                       ----------------------------------

STANDARD & POOR'S RATINGS GROUP (S&P) BOND RATINGS

     An S&P corporate bond rating is a current assessment of the credit worthiness of an obligor, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information.

     The ratings are based, in varying degrees, on the following considerations:
(a) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. To provide more detailed indications of credit quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     S&P's bond ratings are as follows:

     AAA - Bonds rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Bonds rated A have strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC or CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's NOTE RATINGS

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment: (a) Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note), and (b) Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P's Note ratings are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     Demand Bonds: S&P assigns "Dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper ratings symbols are used to denote the put options (for example, "AAA/A-1+"). For the newer "Demand Notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, SP-1+/A-1+").

MOODY'S CORPORATE BOND RATINGS

     Moody's bond ratings are as follows:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds that are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Ba - Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time, may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S NOTE RATINGS

     Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

     Rating symbols and their meanings follow:

     MIG 1 - This  designation  denotes best  quality.  There is present  strong
protection  by  established  cash  flows,   superior   liquidity   support,   or
demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes high quality. Margins of protection are ample, although not so large as in the preceding group.

     MIG 3 - This designation denotes acceptable quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                              TRUSTEES AND OFFICERS
                              ---------------------

     The name, address, age, position with the Trust, term of office and length of time served, principal occupation(s) for the last 5 years of each Trustee and other directorships held outside of the Fund complex are set forth below. The Board of Trustees is responsible for managing the business affairs of the Trust.

INTERESTED TRUSTEES AND OFFICERS:

                                                                                                          OTHER
                                                                                      NUMBER OF           DIRECTORSHIPS
                           POSITION                                                   PORTFOLIOS IN FUND  HELD BY
NAME/ADDRESS               WITH FUND/            PRINCIPAL OCCUPATION                 COMPLEX OVERSEEN    DIRECTOR OUTSIDE
AGE                        TIME SERVED1          DURING LAST 5 YEARS                  BY TRUSTEE          THE FUND COMPLEX

Robert J. Markman2         Chairman of the Board President, Treasurer and Secretary           4               N/A
6600 France Avenue South   and President         of Markman Capital Management, Inc.
Suite 565                  Since Inception
Edina, MN 55435
Age 50

Judith E. Fansler          Secretary             Chief Operating Officer                                      N/A
6600 France Avenue South   Since Inception       Markman Capital Management, Inc.
Suite 565
Edina, MN 55435
Age 51

Richard W. London          Treasurer             Chief Financial Officer                                      N/A
6600 France Avenue South   Since Inception       Markman Capital Management, Inc.
Suite 565                                        Formerly, Vice President and Treasurer,
Edina, MN 55435                                  Markman Securities, Inc.
Age 59

DISINTERESTED (INDEPENDENT) TRUSTEES:

Susan Gale                 Trustee               Real Estate Advisor, Edina Realty.           4               N/A
6600 France Avenue South   Since Inception
Suite 565
Edina, MN 55435
Age 49

                                       21

Melinda S. Machones        Trustee               Self-employed management and technology      4               N/A
6600 France Avenue South   Since Inception       consultant. Formerly, Director of Information
Suite 565                                        Technologies, The College of St. Scholastic.
Edina, MN 55435
Age 47

Michael J. Monahan         Trustee               Vice President, External Relations, Ecolab   4               N/A
6600 France Avenue South   Since Inception       (a provider of institutional cleaning
Suite 565                                        and sanitation products and services).
Edina, MN 55435
Age 50

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

2 Mr. Markman is an "interested person" of the Trust as defined in the 1940 Act, as amended, because of his relationship to Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment adviser to the Trust.

TRUSTEES' OWNERSHIP IN PORTFOLIOS:

                                                             Dollar Range of Equity
                                                             ----------------------
                              Dollar Range of Equity         Dollar Range of Equity
                              ----------------------         ----------------------
                              Securities in Markman            Securities in the
                              ---------------------            -----------------
                                MultiFund Trust                    Portfolio                        Fund
                                ---------------                    ---------                        ----
Susan Gale                            None                            None

Melinda S. Machones               Over $100,000                  Over $100,000        Aggressive Allocation Portfolio

Robert J. Markman              $50,001 - $100,000              $50,001 - $100,000     Aggressive Allocation Portfolio

Michael J. Monahan                $1 - $10,000                    $1 - $10,000        Aggressive Allocation Portfolio

Ms. Gale and Mr. Monahan are members of the Trust's Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. There were two Audit Committee meetings in the fiscal year ended December 31, 2001.

TRUSTEES' COMPENSATION:

Name                                  Total Compensation from Trust*
----                                  ------------------------------
Susan Gale                            $6,500
Melinda S. Machones                    6,000
Robert J. Markman                          0
Michael J. Monahan                     6,500

*Amounts shown include planned payments per annum. The Trust does not pay any retirement benefits to the Trustees for their service.

The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its Portfolio. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

FACTORS  CONSIDERED  BY THE  INDEPENDENT  TRUSTEES IN APPROVING  THE  INVESTMENT
MANAGEMENT AGREEMENT. The 1940 Act requires that the Trust's investment management agreement be approved initially and thereafter annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Board of Trustees and Independent Trustees unanimously approved the Trust's existing investment management agreement with respect to the Portfolio for an initial term of two years at a Board meeting held August 13, 2002. In approving the agreement, the Independent Trustees met independently from the Interested Trustees of the Trust and any officers of the Adviser. Although the Independent Trustees decided not to retain their own counsel separate from that of the Trust, such counsel was available to answer questions of the Independent Trustees regarding their responsibilities in evaluating the investment management agreement.

In evaluating the investment management agreement, the Independent Trustees noted that they had previously been provided with materials by the Adviser, including information regarding the Adviser, its personnel, operations and financial condition. The Independent Trustees discussed with representatives of the Adviser the Trust's operations and the Adviser's ability to provide advisory and other services to the Portfolio. The Independent Trustees reviewed, among other things:

     o a description of the investment advisory and other services provided to the Trust by the Adviser;

     o an analysis of the performance of other mutual funds managed by the Adviser over various periods;

     o standardized industry performance data with respect to comparable investment companies and appropriate indices; and

     o comparative analyses of advisory fees and expense ratios of the Portfolio versus such fees and expenses of comparable investment companies.

The Independent Trustees considered the following as relevant to their determinations: (1) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and its financial condition; (2) that the fee and expense ratios of the Portfolio are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) that the performance of other mutual funds managed by the Adviser since commencement of operations are comparable to similar investment companies and unmanaged indices; and (4) other factors that the Independent Trustees deemed relevant.

After consideration of the above information and such other factors and information that it considered relevant, the Board of Trustees concluded that the terms of the investment management agreement were fair and reasonable and that approval of the investment management agreement was in the best interests of the Trust and its shareholders. Accordingly, the Board of Trustees and the Independent Trustees unanimously approved the investment management agreement.

                               INVESTMENT MANAGER
                               ------------------

Markman Capital Management, Inc. ("Markman Capital") serves as investment manager to the Trust and its Portfolio pursuant to a written investment management agreement. Markman Capital is a Minnesota corporation organized in 1990, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, is the controlling shareholder of Markman Capital and its President, Treasurer and Secretary. Richard W. London and Judith E. Fansler, employees of Markman Capital, also serve as Officers of the Trust.

Certain services provided by Markman Capital under the investment management agreement are described in the Prospectus. In addition to those services, Markman Capital may, from time to time, provide the Portfolio with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Portfolio for any costs incurred. As compensation for its services, the Portfolio pays Markman Capital a fee based upon its average daily net asset value. This fee is computed daily and paid monthly. The rate at which the fee is paid is described in the Prospectus.

Markman Capital is contractually required to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.50% for a period from the date of the Prospectus through December 31, 2003. If the Portfolio's expenses fall below 1.50% within three years after the Advisor has made such a reimbursement, the Portfolio will reimburse the Adviser up to the amount not to exceed its expense limitation.

By its terms, the Trust's investment management agreement with respect to the Portfolio remains in effect for an initial term of two years and thereafter from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Portfolio's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Portfolio's outstanding voting securities, or by Markman Capital. The investment management agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

                        TRANSFER AGENT AND ADMINISTRATOR
                        --------------------------------

 Pursuant to an Administration, Accounting and Transfer Agency Agreement among the Trust, Integrated Fund Services, Inc. ("Integrated") and Markman Capital, Integrated serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. Integrated also calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of the Trust and its Portfolios provided by Integrated include among other things
(i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions and (iii) general supervision of the operation of the Trust and its Portfolio, including coordination of the services performed by Markman Capital, the custodian, independent accountants, legal counsel and others. In addition, Integrated furnishes office space and facilities required for conducting the business of the Trust and pays the compensation of the Trust's officers and employees affiliated with Integrated. For these services, Integrated receives from the Portfolio, a base fee, an additional fee based upon the aggregate average daily net assets of the Portfolio. For the fiscal years ended December 31, 2001, 2000 and 1999, Integrated received fees from Markman Capital, Inc. of $103,098, $88,292 and $71,509, respectively, with respect to the Trust's other investment portfolios. Integrated also receives reimbursement for certain out-of-pocket expenses incurred in rendering such services.

Integrated is a wholly-owned indirect subsidiary of IFS Holdings, Inc., which in turn is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. Integrated and its affiliates currently provide administrative and distribution services for certain other registered investment companies. The principal business address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                           CALCULATION OF SHARE PRICE
                           --------------------------

The share price (net asset value or "NAV") of the shares of the Portfolio is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Portfolio's securities that its NAV might be materially affected. For a description of the methods used to determine the NAV, see "Determination of Net Asset Value" in the Prospectus.

                                      TAXES
                                      -----

The Prospectus describes generally the tax treatment of distributions by the Portfolio. This section of the Statement of Additional Information includes additional information concerning federal taxes.

The Portfolio intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Portfolio's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Portfolio's investment is limited in respect to any issuer to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Portfolio's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. The Markman Total Return Portfolio had capital loss carryforwards of $11,492,567, which expire on December 31, 2009.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Portfolio's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Portfolio's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Portfolio intends to make distributions sufficient to avoid imposition of the excise tax. The Trust is required to withhold and remit to the U.S. Treasury a portion (30% for calendar years 2002 and 2003) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

                        PURCHASE AND REDEMPTION OF SHARES
                        ---------------------------------

Detailed information on the purchase and the redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted;
(ii) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Trust.

                                 CODE OF ETHICS
                                 --------------

The Trust and Markman Capital have adopted a Code of Ethics under Rule 17j-1 of the 1940 act that permits Portfolio personnel to invest in securities for their own accounts. The Codes of Ethics adopted by the Trust and Markman Capital are on public file with, and are available from, the SEC.

                               SPECIAL REDEMPTIONS
                               -------------------

If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities (excluding underlying fund shares) from the portfolio of the Portfolio, instead of in cash, in conformity with applicable rules of the SEC. The Trust will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                                    CUSTODIAN
                                    ---------

Pursuant to a Custodian Agreement between the Trust, Fifth Third Bank ("Fifth Third") and Markman Capital, Fifth Third provides custodial services to the Trust and the Portfolio. The principal business address of Fifth Third is 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

                           AUDITORS AND LEGAL COUNSEL
                           --------------------------

The firm of Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio 45202, has been selected as independent public accountant for the Trust for the fiscal year ending December 31, 2002. Ernst & Young LLP, performs an annual audit of the Trust's financial statements and advises the Portfolio as to certain accounting matters.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, is legal counsel to the Trust and the Independent Trustees.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

Markman Capital is responsible for decisions to buy and sell securities for the Portfolio and for the placement of the Portfolio's portfolio business and negotiation of commissions, if any, paid on these transactions. It is our intention to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, we consider the quality of execution provided and the use and value of the data. We may judge such data with reference to a particular order or, alternatively, in terms of its value to the overall management of the Portfolio. We may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, we will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of our overall responsibilities to the Portfolio. In reaching this determination, we will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.

The Portfolio will arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

The Portfolio charges a redemption fee of one percent (1%) to shareholders who redeem shares within two years of purchase. The fee is withheld from the proceeds and retained by the Portfolio for the benefit of the remaining shareholders.

The Portfolio may purchase shares of underlying funds which charge a redemption fee. A redemption fee is a fee imposed an underlying fund upon shareholders (such as the Portfolio) redeeming shares of such fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Portfolio were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the Portfolio would bear such redemption fee. The Portfolio will not, however, invest in shares of a mutual fund that is sold with a contingent deferred sales load.

                             PERFORMANCE INFORMATION
                             -----------------------

Effective December 30, 2002, the Markman Conservative Allocation Portfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio each exchanged substantially all of its net assets for shares of the Markman Total Return Portfolio. The performance and accounting history of the Moderate Allocation Portfolio is being assumed by the Total Return Portfolio. The average annual total returns of the Total Return Portfolio are therefore those of the Moderate Allocation Portfolio.

A.   STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

From time to time, quotations of the Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Average annual total return is computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)^n = ERV
Where:
  P = hypothetical initial payment of $1,000

  T = average annual total return
  n = number of years
ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The average annual total return quotations for the Portfolio for the one year and five year periods ended December 31, 2001 and for the period since inception (January 26, 1995) to December 31, 2001 are -23.5%, 1.8% and 6.1%, respectively.

The calculation set forth above is based on the further assumptions that: (i) all dividends and distributions of the Portfolio during the period were reinvested at the net asset value on the reinvestment dates; and (ii) all recurring expenses that were charged to all shareholder accounts during the applicable period were deducted.

Total returns quoted in advertising reflect all aspects of the Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's NAV per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Portfolio's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

B.   STANDARDIZED AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

Average annual total return quotations (after taxes on distributions) are computed by find the average annual compounded rate of return (after taxes on distributions) that would cause a hypothetical investment in the class made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                P (1 + T)n = ATVD
Where:
P =    a hypothetical initial payment of $1,000, less the maximum sales load
T =    average annual total return (after taxes on distribution)
n =    number of years
ATVD = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof), after taxes on Portfolio distributions but not after taxes on redemption

The average annual total return quotations (after taxes on distributions) for the Portfolio for the one year and five year periods ended December 31, 2001 and for the period since inception (January 26, 1995) to December 31, 2001 are -24.3%, -0.3% and 3.6%, respectively. The average annual total return quotations (after taxes on distributions and redemptions) for the Portfolio for the one year and five year periods ended December 31, 2001 and for the period since inception (January 26, 1995) to December 31, 2001 are -14.5%, 1.1% and 4.4%, respectively.

The taxes due on any distributions by the Portfolio are calculated by applying the highest historical individual federal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those used to compute the quotations. The taxable amount and tax character of each distribution specified by the Fund on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent re-characterizations of distributions. The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The calculations do not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax laws are used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. The calculations assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

For purposes of the above computations, it is assumed that all dividends and distributions made by the Portfolio are reinvested at NAV during the designated period. The average annual total return quotation is determined to the nearest 1/100th of 1%.

In determining the average annual total return (calculated as provided here), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a mean account size.

C.   NONSTANDARDIZED TOTAL RETURN

In addition to the performance information described above, the Portfolio may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. The Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

The Portfolio's total return quotation for the year ended December 31, 2001 and for the period since inception (January 26, 1995) to December 31, 2001 are -23.54 and 51.06%, respectively

D.   OTHER INFORMATION CONCERNING PORTFOLIO PERFORMANCE

The Portfolio may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Portfolio in advertising is historical and is not intended to indicate future returns. The Portfolio's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Portfolio's shares when redeemed may be more or less than their original cost.

The Portfolio may compare its performance over various periods to various indices or benchmarks, including the performance record of the Standard & Poor's 500 Composite Stock Price Index (S&P), the Dow Jones Industrial Average (DJIA), the NASDAQ Industrial Index, the Ten Year Treasury Benchmark and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. Comparisons may also be made to yields on certificates of deposit, treasury instruments or money market instruments. The comparisons to the S&P and DJIA show how such Portfolio's total return compared to the record of a broad average of common stock prices (S&P) and a narrower set of stocks of major industrial companies (DJIA). The Portfolio may have the ability to invest in securities or underlying funds not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P and DJIA are based on the prices of unmanaged groups of stocks, and unlike the Portfolio's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

Comparisons may be made on the basis of a hypothetical initial investment in the Portfolio (such as $1,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested). Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.

The Portfolio's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives.

Other groupings of funds prepared by Lipper Analytical Services, Inc. ("Lipper") and other organizations may also be used for comparison to the Portfolio.
Although Lipper and other organizations such as Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA") and Morningstar Investors, Inc. ("Morningstar"), include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping. From time to time the Portfolio may publish the ranking of the performance of its shares by Morningstar, an independent mutual fund monitoring service that ranks mutual funds, including the Portfolio, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon the Portfolio's one, three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Portfolio performance relative to three-month U.S. treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

E.   YIELD

From time to time, in reports and promotional literature, the Portfolio's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper's "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibbotson Associates, CDA Wiesenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to Bank Certificates of Deposit, which differ from mutual funds, such as the Portfolios, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured. Comparisons may also be made to the 10 year Treasury Benchmark.

Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, Barron's, etc. will also be used.

Ibbotson Associates of Chicago, Illinois (Ibbotson) and others provide historical returns of the capital markets in the United States. The Portfolio may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries. The Portfolio may discuss the performance of financial markets and indices over various time periods. The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth decimals of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter
(OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI.

Other widely used indices that the Portfolios may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, The Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index and the J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

The Portfolios may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, treasury securities and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Portfolios may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually, compounded monthly, would have an after-tax value of $2,009 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,178 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten-year period.

Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolio, including reprints of, or selections from, editorials or articles about the Portfolio. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for Portfolio performance information and articles about the Portfolios may include the following:

     BANXQUOTE, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

     BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

     CHANGING  TIMES.  THE KIPLINGER  MAGAZINE,  a monthly  investment  advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

     CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

         FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

     IBM MONEY FUND REPORT, a weekly publication reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBM Money Fund Average," and "IBM Government Money Fund Average."

     IBBOTSON ASSOCIATES, INC., a company specializing in investment research and data.

     INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds. INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

     LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

     MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     MUTUAL FUND VALUES, a bi-weekly Morningstar, Inc. publication that provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

     THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

     PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

     PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     USA TODAY, a nationally distributed newspaper.

     U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

     WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' background, management policies, salient features, management results, income and dividend records, and price ranges.

     WORKING WOMAN, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

When comparing yield, total return and investment risk of shares of the Portfolio with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Portfolio. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Portfolio's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

The performance of the Portfolio is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Portfolio for any period in the future. The performance of the Portfolio is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Portfolio's performance.

                                  ANNUAL REPORT
                                  -------------

The Portfolio's financial statements as of December 31, 2001 appear in the Trust's annual report, which is attached to this Statement of Additional Information.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    MARKMAN
                                   MULTIFUNDS

                                        ANNUAL
                                        REPORT

                                        DECEMBER 31, 2001

                                        INCOME ALLOCATION PORTFOLIO

                                        CONSERVATIVE ALLOCATION PORTFOLIO

                                        MODERATE ALLOCATION PORTFOLIO

                                        AGGRESSIVE ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

================================================================================
                            2001: SHOCKS AND LESSONS
================================================================================

A year ago, as 2001 began, we were optimistic about the prospects for the market. We felt our reasons were sound and well thought out. Among the factors we were considering was stock prices had already come down substantially, particularly in the highflying tech sector. During 2000 the Nasdaq posted the first 30%+ decline in over 25 years, plummeting almost 50% from its March peak. While we recognized that price declines alone don't signal good value, based on what corporate leaders felt the prospects for earnings were over the year, we felt comfortable that value had been created. In addition, investor sentiment had turned markedly bearish (an extremely accurate contrarian indicator that regularly is seen at market bottoms.) And--most importantly--the Federal Reserve had begun easing interest rates, providing what has historically been an excellent leading indicator of positive future moves in the market.

A strong  showing in January seemed to confirm our opinion that the markets were
looking  beyond  the  economy's   current  weakness  ("across  the  valley,"  in
market-speak) to a second half recovery.

We were wrong. The economy, as we now know, was not stabilizing. It was, in reality, just beginning to weaken even more, turning a mere slowdown into a full-blown recession. In a remarkable turnaround, unexpected except by the gloomiest observers, the economy managed in the span of less than a year to go from an 8% growth rate to actual decline.

Our optimism at the beginning of the year led us to be aggressively positioned in both stock and bond funds. The reasoning was that when the recovery came (as we expected in the second half of 2001) the markets would move off the bottom too fast and too suddenly to attempt to react short term from a more cautious stance. Those sectors that would likely move first and fastest were the same sectors that seemed to present the greatest risk. We were correct in that assessment (as was later born out by the bounce off the September low), but were off base about how much more the market had to decline before we saw the final washout.

Thus, after the brief January pop, the market--particularly the Nasdaq-- began a steep slide, culminating in a "selling climax" during the first week of April. Due to our aggressive positioning, we were hit hard. In our Semi- Annual Report of June 30, we shared with you our belief that this April bottom was actually the end of the bear market and that the recovery off that low was the initial stages of a new bull market. We took action at that time to further reposition the portfolio to potentially benefit from what we felt would unfold.

As we noted at the time, "...the odds favor out performance by small caps over the next year or so, particularly in the tech arena. Accordingly, you will notice that we have significantly increased our weightings in small and mid-cap growth funds."

--------------------------------------------------------------------------------
A strong showing in January seemed to confirm our opinion that the markets were looking beyond the economy's current weakness ("across the valley," in market-speak) to a second half recovery.

We were wrong.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman                                    1

================================================================================

We were right as to the ultimate dynamic, but early as to the time frame. The market, after a spring rebound, once again swooned over the summer and in classic fashion retested the April lows again in September. Not what we would have preferred while aggressively positioned, but sometimes a retesting of the lows is healthy and necessary to confirm a real bottom.

Then came 9/11. What we hoped would be a September turnaround turned into an emotional rout. When the markets opened up again, we saw two weeks of unrelenting panic selling. This was truly scary, even for optimists like us.

But the fundamental reasons for our pre-9/11 bullishness: accommodating Fed, reduced energy prices, valuations very much in line with long term prospects, etc. remained intact. Yes, "The world had changed." But in our estimation it had changed for the worse mostly for the bad guys. They had committed the same mistake Japan made at Pearl Harbor: they had "awakened the sleeping giant." We were confident that when mobilized, the forces of righteousness would not only triumph, but also prosper.

So rather than sell in panic as so many institutions did, we stood our ground and, when possible, added to our long-term positions. By the end of September, as fear and gloom enveloped the markets, we found ourselves in our most aggressive posture ever.

Finally, we were not wrong, we were not early...we were right and we were on time.

The panic low after 9/11 became what many objective observers agree was the capitulation end of the bear market and the beginning of the new bull market. We maintained all along in discussions with shareholders that when the clouds were finally parted, letting the market resume its upward path, the leaders would be growth funds, specifically tech funds, with an emphasis on small emerging technology companies. The high yield bond market would take the lead on the fixed income side. This turned out to be exactly what happened in the post 9/11 recovery. The fact that we stuck to our guns enabled us, in the last quarter of 2001, to post our best quarterly returns ever.

So I suppose it's the old "good news/bad news" story. The bad news is that we were wrong a year ago in our estimate of where the economy was headed and early in our recovery call. Those two errors led to short-term declines far in excess of what any of you might have anticipated. We are sorry for the distress that this had to create.

The good news is that we seem to be positioned in the "sweet spot" and have gotten a good head start in this new bull market. But while we are (once again!) optimistic about the coming year, we find ourselves tempering that optimism with some skepticism. (Not too much skepticism of course--these are after all the Markman Multifunds. Just enough to give us a reminder of what we don't want to repeat.)

---------------------------------------------------------
[GRAPHIC OMITTED]
                                          DEC 31, 2001
                                          ------------
S&P 500                                      $27,374

Markman Aggressive
Allocation Portfolio*                        $15,745

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]

                                          DEC 31, 2001
                                          ------------
S&P 500                                      $27,374

Markman Moderate
Allocation Portfolio*                        $15,106

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]

                                          DEC 31, 2001
                                          ------------
S&P 500                                      $27,374

Lehman Intermediate
Government Bond Index                        $16,363

Markman Conservative
Allocation Portfolio*                        $15,422

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]
                                          DEC 31, 2001
                                          ------------
Lipper General Bond
Fund Index                                   $11,327

Markman Income
Allocation Portfolio*                        $ 9,774

Past performance is not predictive of future performance.

---------------------------------------------------------

* The performance of the above funds does not reflect the deduction of taxes that a shareholder would pay on fund distributions on the redemption of fund shares.

--------------------------------------------------------------------------------
2                                   Markman

================================================================================
                          OUTLOOK AND STRATEGY FOR 2002
--------------------------------------------------------------------------------

THE BROAD PICTURE

There are a number of macro signs that point to the likelihood of an economic rebound in 2002. The Federal Reserve's easing policy has brought rates down to historic lows, helping to create a "reliquefied" environment that should support growth.

Energy prices continue to moderate. Costs in this area are down some 40% from year ago levels. The net effect of this is tens of billions of dollars saved by consumers and industry. The more productive use of those savings (investment and consumption) can help support growth and is a complete reversal of what the economy faced a year ago.

Easy monetary policy by the Fed is now accompanied by easier fiscal policy in Washington. A year ago, the discussion in D.C. centered on how to shrink government, with Democrats and Republicans differing more in the details than the substance. The post 9/11 environment, however, finds us engaged in a discussion of how to allocate the increased government spending they all have agreed is necessary and inevitable. While that increased spending may have negative longer-term consequences, there is little doubt that in the short term, it is a stimulative event.

CONFIRMATIONS

The beneficial nature of these events/trends is reflected in a couple of very basic but reliable confirmatory signs: The yield curve has turned steeply positive, with long rates well above the short end. A year ago we were staring at a flat to inverted curve. When the yield curve steepens as it has, it has almost always pointed to a significant increase in future economic activity.

When long-term rates are higher than short-term rates, the bond market is telling us that although current demand for loans is low, it expects demand to pick up in the future, driving up rates. Therefore, bondholders are demanding a higher rate of return to hold a bond for a longer period. When short-term rates are higher than long-term rates, the bond market is telling us it expects demand for loans to decrease in the future, due to a reduction of economic activity.

--------------------------------------------------------------------------------
A year ago we were staring at a flat to inverted curve. When the yield curve steepens as it has, it has almost always pointed to a significant increase in future economic activity.
--------------------------------------------------------------------------------

The market's opinion as to future economic activity is further displayed by the action in transportation stocks. This wide range of companies, from consumer travel companies like United Airlines, to heavy goods shippers such as Burlington Northern, to package delivery companies like Federal Express are obviously sensitive to the level of activity in the economy. They often sound an "early warning" signal on the economy. In this light it is interesting to note that the transportation averages have gained more than the broad market in this past quarter's rebound. Are they telling us that 2002 will be a year of expansion?

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
               --------------------------------------------------
                            YIELD OF GOVERNMENT BONDS
                                 AS OF 12/21/01

               --------------------------------------------------


                                [GRAPHIC OMITTED]
               --------------------------------------------------
                            YIELD OF GOVERNMENT BONDS
                                 AS OF 12/01/00

               --------------------------------------------------


When long-term rates are higher than short-term rates, the bond market is telling us that although current demand for loans is low, it expects demand to pick up in the future, driving up rates. Therefore, bondholders are demanding a higher rate of return to hold a bond for a longer period. When short-term rates are higher than long-term rates, the bond market is telling us it expects demand for loans to decrease in the future, due to a reduction of economic activity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman                                    3

================================================================================

Some broad trends and indicators seem to be flashing green. But are we seeing any confirmation in the daily data on the economy? Here too, we have reason for optimism. As we concluded 2001 and began the New Year, the mosaic of stats seemed to be constructing a picture of stabilization and recovery to the surprise of pundits and analysts. Some examples:

December 28:

     o Durable goods orders (excluding defense aircraft) rose for the second straight month, the first back-to-back gain in two years (a surprise).

     o    Report that new home sales surged 6.4% in November (a surprise).

     o Consumer confidence jumped to 93.7, up from 84.9 in November. Another surprise, as economists were expecting a number of only 82.7.

     o Expectations index rose sharply to 91.5, from 77.3 in November (yet another surprise!).

January 2:

     o Purchasing Managers index rose to 48.2 in December from 44.5 in November. This is the highest level since October 2000. Expectations were for a rise to 45.6 (a surprise).

January 4:

     o Labor Department reported that the economy lost 124,000 jobs, less than the 139,000 expected and a huge decline from the 371,000 lost in November. Indications point to the worst in layoffs being behind us. (This too was a surprise to economists.)

The corporate world news that makes the consumer headlines: layoffs, cutbacks, plant closings and the like also have positive implications for the road ahead. As is common during a recession, and perhaps even more so in this one, companies tend to take a machete to their cost structure, cutting left and right to get as lean as possible. Subsequently, even small increases in revenue growth can create significant increases in operating margins. As the economy rebounds, an earnings explosion is more likely than not.

We want to keep this in mind when market gurus speak of PE's still being too high in the market. Just as econo-

--------------------------------------------------------------------------------
As we concluded 2001 and began the New Year, the mosaic of stats seemed to be constructing a picture of stabilization and recovery to the surprise of pundits and analysts.
--------------------------------------------------------------------------------

mists are being surprised on the upside by the daily economic data, analysts, too, are likely to be surprised by the vigor of the earnings recovery. There's no magic here. It's simply a manifestation of the natural tendency to overshoot at market turning points. The same folks who overshot on the optimistic side two years ago are overshooting on the pessimistic side today.

THE WHAT IF'S?

So what could go wrong from here?

There still remains the great unknown X Factor of terrorism. Will we see another major terrorist act soon? Will it be of a nature that could derail any nascent economic recover? No one knows, yet it must be factored in to our expectations.

On a more practical level, the single greatest unknown for 2002, and the biggest risk to the market, is the nature and level of corporate spending over the next year. Thus far, the consumer has been carrying the ball during the slowdown. Corporate spending has been dead for the past 24 months. In some sectors of the economy, particularly certain areas of technology like telecommunications, nothing good will happen until corporate spending picks up.

When that will happen is anyone's guess. It is inevitable that at some point, the unquantifiable combination of company need, corporate executive confidence, and fear of being left behind in a recovery will begin to trump the fear of loss. That is when we will start to hear the reports of corporate spenders starting to open up their wallets once again. When that begins, businessmen being the lemmings that they are, we will likely see the floodgates of spending open with a roar.

At this point, there is no evidence of that trend. The market, having anticipated better times ahead, moved up strongly in the fourth quarter. So one could make the case--correctly in our estimation--that the market has moved a little ahead of what the economic reality would support. This is likely to create a choppy, muddled market picture for the near term as we all wait to see what evidence of real recovery is presented.

We continue to position the portfolio in those areas that we feel have the best prospects for absolute return in 2002. That includes some additions in areas like financial services, retail, transportation, and leisure. With those moves we believe we have broadened our market exposure without substantially reducing our ability to keep pace with the rebound we see in store for 2002.

--------------------------------------------------------------------------------
4                                   Markman

================================================================================
                         AGGRESSIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR  GOAL:  To  achieve  high  long-term   growth   consistent  with  reasonable
diversification. A fully invested portfolio, largely stock oriented, will be maintained at all times, thus creating relatively high volatility.

The performance of this Portfolio in 2001 can best be understood by dividing the year into five parts. In the month of January the Portfolio went up in value by 17%. At that point we thought we would have a pretty good year, as often January sets the tone for the entire year. It was not to be. Instead, the Portfolio dropped 47% in the next ten weeks. That appeared to be a bottom: the Portfolio increased 52% in the next six weeks. Once again we felt we were out of the woods. Instead, we experienced a drop from May 21 to September 21 of 49%, a point when many investors, feeling the impact of the terrorist attacks and their apparent loss of wealth, were severely distressed. However, instead of more doom and gloom, the markets and the Portfolio turned upward, and by year-end had risen 49%. When all was said and done the Portfolio decreased about 34% for the year.

     Whew! Perhaps it is an understatement to say this Portfolio is subject to "relatively high volatility."

     We are now at a point where we believe the long bear market is over and a new bull market has begun. As with previous bull markets, we believe this one will be led by technology. We currently have emphasized smaller-cap technology funds (Van Wagoner Post-Venture, Firsthand Technology Innovators, and Black Oak Emerging Technology) compared to larger-cap technology and growth (Needham Growth, Profunds Ultra OTC, Red Oak Technology Select, White Oak Growth Stock), because we believe the greatest gains will be made in the smaller names. That said, we are significantly over weighted in both large and small technology as compared to the market as a whole. We are also digging deep to uncover other parts of the economy that we believe will outperform the broad indices.

     We continue to believe the coming years will see accelerating breakthroughs in medical technology. We have added T. Rowe Price Health Sciences, ProFunds Biotechnology, and ProFunds Pharmaceuticals to complement the Dresdner RCM Biotechnology Fund, reinforcing our commitment to the health care area.

     Consistent with our analysis that the economy will turn around this year, we have added funds in the retail (Rydex Retailing) and transportation (Rydex Transportation) sectors, areas which typically improve ahead of the overall economy. We also took a position in the financial industry via ProFunds Financial, expecting an improving economy to be good for several components of this sector.

     We continued to minimize distributions as much as possible by taking tax losses wherever we found them and by avoiding distributions from underlying funds.

PORTFOLIO COMPARISON - December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                               Markman Aggressive           Funds of Funds1
                             Allocation Portfolio**           Equity Index
                             ---------------------------------------------------
                   One Year         -34.3%                       -7.2%
--------------------------------------------------------------------------------
         3 years annualized         -10.6%                        1.9%
--------------------------------------------------------------------------------
         5 years annualized           1.4%                        6.8%
--------------------------------------------------------------------------------
Annualized since inception*           6.8%                       10.0%
--------------------------------------------------------------------------------
*  from February 1, 1995
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Equity index is prepared by Markman Capital, Inc., adviser to the Markman Multifunds. Independent data from Moringstar, Inc.+ is used to calculate the average returns within these categories. All equity funds of funds reported by Morningstar are included in the Funds of Funds Equity Index with the exception of funds that primarily own individual securities, funds that invest primarily in foreign markets, and funds that primarily invest in a single asset category such as small capitalization stock funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Aggressive Allocation Portfolio-- December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                       828,192     $    8,315,053        12.7%
--------------------------------------------------------------------------------------------
Needham Growth Fund *                                280,499          7,786,670        11.9%
--------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                467,560          7,667,992        11.7%
--------------------------------------------------------------------------------------------
Profunds UltraOTC-INV                                209,181          7,382,030        11.2%
--------------------------------------------------------------------------------------------
Dresdner RCM Biotechnology Fund - Class N*           264,216          7,239,520        11.0%
--------------------------------------------------------------------------------------------
Red Oak Technology Select Fund*                      455,552          4,368,745         6.6%
--------------------------------------------------------------------------------------------
White Oak Growth Stock Fund                          109,878          4,223,734         6.4%
--------------------------------------------------------------------------------------------
T. Rowe Price Health Sciences Fund*                  173,185          3,477,563         5.3%
--------------------------------------------------------------------------------------------
Black Oak Emerging Technology Fund                   829,340          3,275,896         5.0%
--------------------------------------------------------------------------------------------
Rydex Retailing Fund-INV*                            274,920          2,991,134         4.6%
--------------------------------------------------------------------------------------------
Rydex Transportation Fund-INV*                       467,791          2,984,511         4.6%
--------------------------------------------------------------------------------------------
ProFunds Biotechnology-INV*                           38,105          2,021,852         3.1%
--------------------------------------------------------------------------------------------
ProFunds Financial-INV*                               71,664          1,512,115         2.3%
--------------------------------------------------------------------------------------------
ProFund Pharmaceuticals-INV*                          58,887            974,000         1.5%
--------------------------------------------------------------------------------------------
Miscellaneous - Money Market Fund                                     1,003,065         1.5%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $58,629,622)                                 65,223,880        99.4%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                       435,677         0.6%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $   65,659,557       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    5

================================================================================
                          MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR  GOAL:  To  blend  our   Conservative   and   Aggressive   approaches  in  a
middle-of-the-road portfolio that aims for higher return than a Conservative approach but lower volatility than an Aggressive stance.

     We have always attempted to keep the Moderate Allocation Portfolio midway between the Aggressive Allocation Portfolio and the Conservative Allocation Portfolio by utilizing the best ideas of each, trying to get better returns than the Conservative Portfolio and lower volatility than the Aggressive Portfolio. As a result the Moderate Portfolio dropped about 24% for the year.

     The equity portion of the Moderate Portfolio is similar to the Aggressive Portfolio. One newcomer not also in the Aggressive Portfolio is the Undiscovered Managers REIT Fund. This fund, as its name suggests, buys real estate investment trusts. We believe real estate will be a good place to invest as the economy rebounds, and we get a dividend on the fund while we are waiting for capital appreciation.

     Our bond component is made up entirely of high-yield bond funds; consistent with our belief that economic recovery is on the way. We believe that corporate bond defaults peaked last year and these bond funds will increase in value as fear of economic disaster abates. Recent large corporate bankruptcies have hurt high-yield funds as many investors suspect more credit and accounting problems, but in our opinion this makes these type of investments even more attractive at this point in the cycle. The Portfolio contains four different high-yield bond funds, providing a variety of investment strategies and levels of risk.

PORTFOLIO COMPARISON -- December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 Markman Moderate            Funds of Funds1
                              Allocation Portfolio**          Equity Index
                              --------------------------------------------------
                   One Year         -23.5%                       -7.2%
--------------------------------------------------------------------------------
         3 years annualized          -8.2%                        1.9%
--------------------------------------------------------------------------------
         5 years annualized           1.8%                        6.8%
--------------------------------------------------------------------------------
Annualized since inception*           6.1%                       10.0%
--------------------------------------------------------------------------------
*  from February 1, 1995
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Equity index is prepared by Markaman Capital, Inc., adviser to the Markman Multifunds. Independent data from Morningstar, Inc.+ is used to calculate the average returns within these categories. All equity funds of funds reported by Morningstar are included in the Funds of Funds Equity Index with the exception of funds that primarily own individual securities, funds that invest primarily in foreign markets, and funds that primarily invest in a single asset category such as small capitalization stock funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Moderate Allocation Portfolio-- December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund-INV                      506,821     $    4,024,159        10.7%
--------------------------------------------------------------------------------------------
Needham Growth Fund*                                 144,606          4,014,265        10.7%
--------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                       582,300          3,947,996        10.5%
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                       333,327          3,346,613         8.9%
--------------------------------------------------------------------------------------------
PIMCO High Yield Fund - Institutional                355,767          3,329,983         8.9%
--------------------------------------------------------------------------------------------
White Oak Growth Stock Fund                           85,430          3,283,958         8.7%
--------------------------------------------------------------------------------------------
Dresdner RCM Biotechnology Fund - Class N*           119,661          3,278,719         8.7%
--------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                151,975          2,492,401         6.6%
--------------------------------------------------------------------------------------------
Profunds UltraOTC-INV                                 69,771          2,462,235         6.6%
--------------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund-INV                  142,551          2,018,532         5.4%
--------------------------------------------------------------------------------------------
Rydex Retailing Fund-INV*                             92,936          1,011,152         2.7%
--------------------------------------------------------------------------------------------
Janus High-Yield Fund                                106,278            995,833         2.7%
--------------------------------------------------------------------------------------------
Black Oak Emerging Technology Fund                   237,529            938,242         2.5%
--------------------------------------------------------------------------------------------
Rydex Biotechnology Fund-INV*                         37,807            936,862         2.5%
--------------------------------------------------------------------------------------------
Pin Oak Aggressive Stock Fund*                        37,953            906,706         2.4%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $37,958,185)                                 36,987,656        98.5%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                       558,424         1.5%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $   37,546,080       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
6                                   Markman

================================================================================
                        CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR GOAL: To capture returns close to those of a typical portfolio -- cautiously balanced among stocks, bonds, and money market funds -- while keeping short-term volatility closer to that of an intermediate bond portfolio.

The Conservative Allocation Portfolio was down about 13% for the year, which, considering the significant drop in technology stocks, and the poor performance of the high-yield sector, was not as bad as it could have been.

     As we prepare for the economic conditions which we believe will prevail in 2002, the Portfolio is well-positioned to benefit, with 50% in high-yield bond funds, another 16% in specialized funds that generate dividends, and the remainder allocated among our favorite equity funds.

     We added the Merger Fund to the Conservative Portfolio. This fund is not in either the Aggressive or Moderate Portfolios. Although it is officially considered a stock fund, it acts more like a bond fund. Their strategy is to buy the stocks of companies that are being acquired by others after the acquisitions are announced. Merger employs its own team of analysts to determine whether or not they believe the acquisition will be completed. Their intent is to get that last few cents that is on the table from the time a deal is announced until it is formally completed. Over time, this has worked out to be a very steady return which we feel is entirely appropriate for the Conservative Portfolio.

PORTFOLIO COMPARISON - December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              Markman Conservative          Funds of Funds1
                             Allocation Portfolio**          Equity Index
                             ---------------------------------------------------
                   One Year         -12.5%                       -7.2%
--------------------------------------------------------------------------------
         3 years annualized          -3.1%                        1.9%
--------------------------------------------------------------------------------
         5 years annualized           2.9%                        6.8%
--------------------------------------------------------------------------------
Annualized since inception*           6.5%                       10.0%
--------------------------------------------------------------------------------
*  from February 1, 1995
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Equity Index is prepared by Markman Capital, Inc., adviser to the Markman Multifunds. Independent data from Morningstar, Inc.+ is used to calculate the average returns withing these categories. All equity funds of funds reported by Morningstar are included in the Funds of Funds Equity Index with the exception of funds that primarily own individual securities, funds that invest primarily in foreighn markets, and funds taht primarily invest in a single asset category such as small capitalization stock funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Conservative Allocation Portfolio--December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund                          349,417     $    2,774,377        16.8%
--------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                       346,791          2,351,245        14.2%
--------------------------------------------------------------------------------------------
PIMCO High Yield Fund - Institutional                230,438          2,156,907        13.0%
--------------------------------------------------------------------------------------------
Needham Growth Fund*                                  54,308          1,507,597         9.1%
--------------------------------------------------------------------------------------------
The Merger Fund                                       90,953          1,343,377         8.1%
--------------------------------------------------------------------------------------------
Rydex Dynamic Velocity 100 Fund*                      41,230          1,321,852         8.0%
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                       129,619          1,301,377         7.9%
--------------------------------------------------------------------------------------------
Janus High-Yield Fund                                106,278            995,833         6.0%
--------------------------------------------------------------------------------------------
White Oak Growth Stock Fund                           21,703            834,284         5.0%
--------------------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares                 30,004            802,328         4.8%
--------------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund                       35,637            504,633         3.0%
--------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                 30,376            498,177         3.0%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $16,994,447)                                 16,391,987        98.9%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                       186,062         1.1%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $   16,578,049       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    7

================================================================================
                           INCOME ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR GOAL: To provide high current income and low share price fluctuation.

The Income Allocation Portfolio had a slight loss (-1.9%) this year caused by the continued soft economy. Because we believe the economy will begin to recover this year, and we further believe that high-yield bond funds are an excellent way to benefit from economic recovery, we have shifted the bulk of this portfolio to the high-yield bond area. In addition to five high-yield bond funds, each one representing a different approach to investing in this area, we have added the Undiscovered Managers REIT Fund, which is also in the Conservative and Moderate Portfolios, and the Merger Fund, which is also in the Conservative Portfolio.

     The stock portion of the Income Allocation Portfolio is a modest 3.8%, the bulk of which is represented by Needham Growth Fund, which is present in all four Markman MultiFund Portfolios.

PORTFOLIO COMPARISON - December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 Markman Income             Funds of Funds1
                             Allocation Portfolio**          Equity Index
                             ---------------------------------------------------
                   One Year          -1.9%                        2.8%
--------------------------------------------------------------------------------
         3 years annualized           n/a                         n/a
--------------------------------------------------------------------------------
         5 years annualized           n/a                         n/a
--------------------------------------------------------------------------------
Annualized since inception*          -0.9%                        1.0%
--------------------------------------------------------------------------------
*  from May 1, 1999
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Income Index is prepared by Markman Capital, Inc., adviser to the Markman Multifunds. Independent data from Morningstar, Inc.+ is used to calculate the average returns withing these categories. The Funds of Funds Income Index includes all funds of funds reported by Morningstar which have 85% or more of their assets invested in bonds or bond funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Income Allocation Portfolio -- December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Northeast Investors Trust                             44,923     $      333,779        21.1%
--------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                        47,528            322,242        20.4%
--------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund                           39,158            310,916        19.7%
--------------------------------------------------------------------------------------------
PIMCO High Yield Fund - Institutional                 23,401            219,034        13.9%
--------------------------------------------------------------------------------------------
Janus High-Yield Fund                                 21,255            199,167        12.6%
--------------------------------------------------------------------------------------------
The Merger Fund                                        4,052             59,856         3.8%
--------------------------------------------------------------------------------------------
Needham Growth Fund*                                   1,918             53,258         3.4%
--------------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund                        3,523             49,894         3.2%
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                           639              6,416         0.4%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $1,621,195)                                   1,554,562        98.5%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                        25,110         1.5%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $    1,579,672       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8                                   Markman

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

============================================================================================================
STATEMENTS OF ASSETS AND LIABILITIES o December 31, 2001

                                                  MARKMAN          MARKMAN          MARKMAN          MARKMAN
                                                   INCOME     CONSERVATIVE         MODERATE       AGGRESSIVE
                                               ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
============================================================================================================
ASSETS
Investments in securities:
     At acquisition cost ................    $  1,621,195     $ 16,994,447     $ 37,958,185     $ 58,629,622
                                             ============     ============     ============     ============
     At value ...........................    $  1,554,562     $ 16,391,987     $ 36,987,656     $ 65,223,880
Cash ....................................          27,127          216,509               --               --
Receivable for capital shares sold ......              --           43,268           91,490          151,352
Dividends receivable ....................             362            3,894            5,470            5,617
Receivable for securities sold ..........              --               --          900,000          500,000
Other assets ............................             204               --               --               --
                                             ------------     ------------     ------------     ------------
     TOTAL ASSETS .......................       1,582,255       16,655,658       37,984,616       65,880,849
                                             ------------     ------------     ------------     ------------

============================================================================================================

LIABILITIES
Bank overdraft ..........................              --               --          233,724               --
Payable for capital shares redeemed .....              --           47,913          141,683           80,576
Distributions payable to shareholders ...           1,389           14,924           15,813               --
Other liabilities .......................             130            1,106           16,894           86,824
Payable to affiliates ...................           1,064           13,666           30,422           53,892
                                             ------------     ------------     ------------     ------------
     TOTAL LIABILITIES ..................           2,583           77,609          438,536          221,292
                                             ------------     ------------     ------------     ------------

============================================================================================================

NET ASSETS ..............................    $  1,579,672     $ 16,578,049     $ 37,546,080     $ 65,659,557
                                             ============     ============     ============     ============

Net assets consist of:
Paid-in capital .........................    $  1,810,894     $ 20,281,859     $ 50,486,622     $ 85,778,712
Undistributed net investment income .....              --           96,294               --               --
Accumulated net realized losses from
     security transactions ..............        (164,589)      (3,197,644)     (11,970,013)     (26,713,413)
Net unrealized appreciation
     (depreciation) on investments ......         (66,633)        (602,460)        (970,529)       6,594,258
                                             ------------     ------------     ------------     ------------
Net assets ..............................    $  1,579,672     $ 16,578,049     $ 37,546,080     $ 65,659,557
                                             ============     ============     ============     ============

Shares of beneficial interest outstanding
     (unlimited number of shares
     authorized, no par value) ..........         190,568        1,766,054        4,320,034        6,195,878
                                             ============     ============     ============     ============

Net asset value, redemption price and
     offering price per share ...........    $       8.29     $       9.39     $       8.69     $      10.60
                                             ============     ============     ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    9

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

============================================================================================================
STATEMENTS OF OPERATIONS o For the year ended December 31, 2001

                                                  MARKMAN          MARKMAN          MARKMAN          MARKMAN
                                                   INCOME     CONSERVATIVE         MODERATE       AGGRESSIVE
                                               ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO

INVESTMENT INCOME
     Dividend income ....................    $    142,122     $  1,049,325     $  1,425,876     $     46,895
                                             ------------     ------------     ------------     ------------

EXPENSES
     Investment advisory fees ...........          12,243          170,881          400,071          716,550
     Independent trustees' fees .........             375           14,375           14,375           14,375
                                             ------------     ------------     ------------     ------------
     TOTAL EXPENSES .....................          12,618          185,256          414,446          730,925
                                             ------------     ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS) ............         129,504          864,069        1,011,430         (684,030)
                                             ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
Net realized losses from security
     transactions .......................        (122,242)      (3,005,115)     (11,852,918)     (24,868,827)
Capital gain distributions from other
     investment companies ...............           5,712          105,514               --               --
Net change in unrealized appreciation/
     depreciation on investments ........         (62,879)      (1,086,273)      (4,046,545)     (12,610,675)
                                             ------------     ------------     ------------     ------------

NET REALIZED AND UNREALIZED LOSSES
     ON INVESTMENTS .....................        (179,409)      (3,985,874)     (15,899,463)     (37,479,502)
                                             ------------     ------------     ------------     ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS   $    (49,905)    $ (3,121,805)    $(14,888,033)    $(38,163,532)
                                             ============     ============     ============     ============

See accompanying notes to financial statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                             MARKMAN INCOME                 MARKMAN CONSERVATIVE
                                                          ALLOCATION PORTFOLIO              ALLOCATION PORTFOLIO

                                                        Year ended       Year ended       Year ended       Year ended
                                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 2001    Dec. 31, 2000

FROM OPERATIONS:
     Net investment income (loss) ................    $    129,504     $     29,887     $    864,069     $    705,276
     Net realized gains (losses) from
          security transactions ..................        (122,242)         (36,535)      (3,005,115)         118,089
     Capital gain distributions from other
          investment companies ...................           5,712            1,355          105,514          321,525
     Net change in unrealized
          appreciation/depreciation on investments         (62,879)         (18,553)      (1,086,273)      (6,577,569)
                                                      ------------     ------------     ------------     ------------
     Net decrease in net assets from operations ..         (49,905)         (23,846)      (3,121,805)      (5,432,679)
                                                      ------------     ------------     ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ........        (129,504)         (29,887)        (864,069)        (524,764)
     Distributions in excess of net
          investment income ......................            (244)              --           (3,701)              --
     Return of capital ...........................         (11,512)             (92)              --               --
     Distributions from net realized gains .......              --               --               --         (495,920)
     Distributions in excess of net
          realized gains .........................          (5,577)              --               --               --
                                                      ------------     ------------     ------------     ------------
Decrease in net assets from distributions
     to shareholders .............................        (146,837)         (29,979)        (867,770)      (1,020,684)
                                                      ------------     ------------     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold ...................       4,586,623        1,134,297        1,994,011        6,825,308
     Net asset value of shares issued in
          reinvestment of distributions
          to shareholders ........................         141,280           28,828          852,846          997,665
     Payments for shares redeemed ................      (3,490,413)      (2,466,457)      (7,482,830)     (10,764,911)
                                                      ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from
     capital share transactions ..................       1,237,490       (1,303,332)      (4,635,973)      (2,941,938)
                                                      ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........       1,040,748       (1,357,157)      (8,625,548)      (9,395,301)

NET ASSETS:
     Beginning of year ...........................         538,924        1,896,081       25,203,597       34,598,898
                                                      ------------     ------------     ------------     ------------
     End of year .................................    $  1,579,672     $    538,924     $ 16,578,049     $ 25,203,597
                                                      ============     ============     ============     ============


                                                            Markman Moderate                  Markman Aggressive
                                                          Allocation Portfolio              Allocation Portfolio

                                                        Year ended       Year ended       Year ended       Year ended
                                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 2001    Dec. 31, 2000

FROM OPERATIONS:
     Net investment income (loss) ................    $  1,011,430     $    557,250     $   (684,030)    $ (1,311,766)
     Net realized gains (losses) from
          security transactions ..................     (11,852,918)       3,180,382      (24,868,827)      (6,596,458)
     Capital gain distributions from other
          investment companies ...................              --        1,328,080               --        5,120,414
     Net change in unrealized
          appreciation/depreciation on investments      (4,046,545)     (28,915,199)     (12,610,675)     (39,667,392)
                                                      ------------     ------------     ------------     ------------
     Net decrease in net assets from operations ..     (14,888,033)     (23,849,487)     (38,163,532)     (42,455,202)
                                                      ------------     ------------     ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ........        (982,935)        (525,842)              --               --
     Distributions in excess of net
          investment income ......................              --               --               --               --
     Return of capital ...........................              --               --               --               --
     Distributions from net realized gains .......              --       (3,545,284)              --               --
     Distributions in excess of net
          realized gains .........................              --               --               --               --
                                                      ------------     ------------     ------------     ------------
Decrease in net assets from distributions
     to shareholders .............................        (982,935)      (4,071,126)              --               --
                                                      ------------     ------------     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold ...................       9,363,740       13,903,179       15,698,230       38,806,207
     Net asset value of shares issued in
          reinvestment of distributions
          to shareholders ........................         967,122        4,016,402               --               --
     Payments for shares redeemed ................     (21,486,175)     (26,225,375)     (23,545,316)     (21,042,890)
                                                      ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from
     capital share transactions ..................     (11,155,313)      (8,305,794)      (7,847,086)      17,763,317
                                                      ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........     (27,026,281)     (36,226,407)     (46,010,618)     (24,691,885)

NET ASSETS:
     Beginning of year ...........................      64,572,361      100,798,768      111,670,175      136,632,060
                                                      ------------     ------------     ------------     ------------
     End of year .................................    $ 37,546,080     $ 64,572,361     $ 65,659,557     $111,670,175
                                                      ============     ============     ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10                                  Markman

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================

==============================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN INCOME ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                        Year ended            Year ended          Period ended
                                                 December 31, 2001     December 31, 2000  December 31, 1999(A)

Net asset value at beginning of period .......        $       9.08          $      10.02          $      10.00
                                                      ------------          ------------          ------------

Income from investment operations:
     Net investment income ...................                0.51                  0.60                  0.24
     Net realized and unrealized gains
          (losses) on investments ............               (0.70)                (0.94)                 0.08
                                                      ------------          ------------          ------------
Total from investment operations .............               (0.19)                (0.34)                 0.32
                                                      ------------          ------------          ------------

Less distributions:
     Dividends from net investment income ....               (0.51)                (0.60)                (0.24)
     Return of capital .......................               (0.06)                   --                 (0.06)
     Distributions in excess of
          net realized gains .................               (0.03)                   --                    --
                                                      ------------          ------------          ------------
Total distributions ..........................               (0.60)                (0.60)                (0.30)
                                                      ------------          ------------          ------------

Net asset value at end of period .............        $       8.29          $       9.08          $      10.02
                                                      ============          ============          ============

Total return .................................               (1.91%)               (3.51%)                3.27%(B)
                                                      ============          ============          ============

Net assets at end of period (000's) ..........        $      1,580          $        539          $      1,896
                                                      ============          ============          ============

Ratio of expenses to average net assets ......                0.65%                 0.65%                 0.64%(C)

Ratio of net investment income to
     average net assets ......................                6.66%                 5.26%                 6.97%(C)

Portfolio turnover rate ......................                 168%                  130%                   78%(C)

(A) Represents the period from the initial public offering of shares (May 1, 1999) through December 31, 1999.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

===================================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                             Year ended         Year ended         Year ended         Year ended         Year ended
                                      December 31, 2001  December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997

Net asset value at beginning of year .....   $    11.32         $    14.18         $    12.33         $    11.82         $    11.49
                                             ----------         ----------         ----------         ----------         ----------

Income from investment operations:
     Net investment income ...............         0.57               0.33               0.55               0.25               0.33
     Net realized and unrealized gains
          (losses) on investments ........        (1.98)             (2.71)              2.53               1.03               1.31
                                             ----------         ----------         ----------         ----------         ----------
Total from investment operations .........        (1.41)             (2.38)              3.08               1.28               1.64
                                             ----------         ----------         ----------         ----------         ----------

Less distributions:
     Dividends from net investment income         (0.52)             (0.25)             (0.49)             (0.28)             (0.30)
     Distributions in excess of net
          investment income ..............           --                 --                 --              (0.02)             (0.15)
     Distributions from net realized gains           --              (0.23)             (0.74)             (0.47)             (0.86)
                                             ----------         ----------         ----------         ----------         ----------
Total distributions ......................        (0.52)             (0.48)             (1.23)             (0.77)             (1.31)
                                             ----------         ----------         ----------         ----------         ----------

Net asset value at end of year ...........   $     9.39         $    11.32         $    14.18         $    12.33         $    11.82
                                             ==========         ==========         ==========         ==========         ==========

Total return .............................       (12.47%)           (16.81%)            24.97%             10.83%             14.27%
                                             ==========         ==========         ==========         ==========         ==========

Net assets at end of year (000's) ........   $   16,578         $   25,204         $   34,599         $   30,467         $   36,680
                                             ==========         ==========         ==========         ==========         ==========

Ratio of expenses to average net assets ..         0.95%              0.95%              0.95%              0.95%              0.95%

Ratio of net investment income to average
     net assets ..........................         4.44%              2.23%              3.89%              1.70%              2.38%

Portfolio turnover rate ..................          147%                95%                78%               165%                48%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                   11

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================

===================================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN MODERATE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                             Year ended         Year ended         Year ended         Year ended         Year ended
                                      December 31, 2001  December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997

Net asset value at beginning of year .....   $    11.67         $    16.69         $    13.35         $    11.90         $    11.49
                                             ----------         ----------         ----------         ----------         ----------

Income from investment operations:
     Net investment income ...............         0.24               0.11               0.31               0.12               0.26
     Net realized and unrealized gains
          (losses) on investment .........        (2.98)             (4.35)              4.43               2.06               1.96
                                             ----------         ----------         ----------         ----------         ----------
Total from investment operations .........        (2.74)             (4.24)              4.74               2.18               2.22
                                             ----------         ----------         ----------         ----------         ----------

Less distributions:
     Dividends from net investment income         (0.24)             (0.10)             (0.29)             (0.12)             (0.26)
     Distributions in excess of net
          investment income ..............           --                 --                 --              (0.04)             (0.21)
     Distributions from net realized gains           --              (0.68)             (1.11)             (0.57)             (1.34)
                                             ----------         ----------         ----------         ----------         ----------
Total distributions ......................        (0.24)             (0.78)             (1.40)             (0.73)             (1.81)
                                             ----------         ----------         ----------         ----------         ----------

Net asset value at end of year ...........   $     8.69         $    11.67         $    16.69         $    13.35         $    11.90
                                             ==========         ==========         ==========         ==========         ==========

Total return .............................       (23.54%)           (25.38%)            35.49%             18.32%             19.38%
                                             ==========         ==========         ==========         ==========         ==========

Net assets at end of year (000's) ........   $   37,546         $   64,572         $  100,799         $   83,799         $   86,388
                                             ==========         ==========         ==========         ==========         ==========

Ratio of expenses to average net assets ..         0.95%              0.95%              0.95%              0.95%              0.95%

Ratio of net investment income to average
     net assets ..........................         2.32%              0.64%              1.98%              0.84%              1.96%

Portfolio turnover rate ..................          162%               142%                68%               117%                82%

See accompanying notes to financial statements.

===================================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                             Year ended         Year ended         Year ended         Year ended         Year ended
                                      December 31, 2001  December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997

Net asset value at beginning of year .....   $    16.13         $    22.20         $    16.01         $    12.74         $    12.26
                                             ----------         ----------         ----------         ----------         ----------
Income from investment operations:
     Net investment income (loss) ........        (0.11)             (0.19)             (0.13)             (0.09)              0.01
     Net realized and unrealized gains
          (losses) on investments ........        (5.42)             (5.88)              8.12               3.42               2.32
                                             ----------         ----------         ----------         ----------         ----------
Total from investment operations .........        (5.53)             (6.07)              7.99               3.33               2.33
                                             ----------         ----------         ----------         ----------         ----------

Less distributions:
     Dividends from net investment income            --                 --                 --                 --              (0.01)
     Distributions in excess of net
          investment income ..............           --                 --                 --                 --              (0.19)
     Distributions from net realized gains           --                 --              (1.80)             (0.06)             (1.65)
                                             ----------         ----------         ----------         ----------         ----------
Total distributions ......................           --                 --              (1.80)             (0.06)             (1.85)
                                             ----------         ----------         ----------         ----------         ----------

Net asset value at end of year ...........   $    10.60         $    16.13         $    22.20         $    16.01         $    12.74
                                             ==========         ==========         ==========         ==========         ==========

Total return .............................       (34.28%)           (27.34%)            49.88%             26.17%             18.96%
                                             ==========         ==========         ==========         ==========         ==========

Net assets at end of year (000's) ........   $   65,660         $  111,670         $  136,362         $   91,615         $   84,401
                                             ==========         ==========         ==========         ==========         ==========

Ratio of expenses to average net assets ..         0.95%              0.95%              0.95%              0.95%              0.95%

Ratio of net investment income (loss) to
     average net assets ..................        (0.89%)            (0.92%)            (0.76%)            (0.62%)             0.05%

Portfolio turnover rate ..................          177%               106%                56%               101%               141%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12                                  Markman

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end non-diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers four series of shares to investors: the Markman Income Allocation Portfolio, the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio (collectively, the Funds). The Trust was capitalized on November 28, 1994, when the Funds' investment adviser, Markman Capital Management, Inc. (the Adviser), purchased the initial shares of each Fund (except for the Markman Income Allocation Portfolio) at $10.00 per share. The public offering of shares of such Funds commenced on January 26, 1995. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares to the Adviser. The public offering of shares of the Markman Income Allocation Portfolio commenced on May 1, 1999.

The Markman Income Allocation Portfolio seeks to provide high current income and low share price fluctuation. The Markman Conservative Allocation Portfolio seeks to provide current income and low to moderate growth of capital. The Markman Moderate Allocation Portfolio seeks growth of capital and a reasonable level of current income. The Markman Aggressive Allocation Portfolio seeks capital appreciation without regard to current income.

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Shares of open-end, management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term and long-term capital gains made by mutual funds in which the Funds invest as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income by the Funds.

Distributions to shareholders -- Distributions to shareholders arising from each Fund's net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Each of the Funds files a tax return annually using tax accounting methods required under provisions of the Code which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Funds invest, the deferral of certain losses under Federal income tax regulations and the use of equalization debits and credits for Federal income tax purposes. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for federal income tax purposes. As a result of such differences, reclassifications are made to the components of net assets to conform to generally accepted accounting principles.

================================================================================

The following information is computed on a tax basis for each item as of December 31, 2001:

                                                              MARKMAN          MARKMAN          MARKMAN          MARKMAN
                                                               INCOME     CONSERVATIVE         MODERATE       AGGRESSIVE
                                                           ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
                                                            PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO

Cost of portfolio investments .......................    $  1,635,338     $ 17,034,259     $ 38,435,631     $ 59,926,821
                                                         ============     ============     ============     ============
Gross unrealized appreciation .......................    $      8,840     $  1,010,401     $  3,098,192     $  7,967,380

Gross unrealized depreciation .......................         (89,616)      (1,652,673)      (4,546,166)      (2,670,321)
                                                         ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation) ..........    $    (80,776)    $   (642,272)    $ (1,447,975)    $ (5,297,059)
                                                         ============     ============     ============     ============
Capital loss carryforward ...........................    $   (150,446)    $ (3,157,832)    $(11,492,567)    $(25,416,214)
                                                         ============     ============     ============     ============
Undistributed ordinary income .......................    $         --     $     96,294     $         --     $         --
                                                         ============     ============     ============     ============

--------------------------------------------------------------------------------
                                    Markman                                   13

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================

All of the capital loss carryforwards expire in 2009 except for the $6,966 expiring in 2007 and $35,516 expiring in 2008 for the Markman Income Allocation Portfolio and $1,831,752 expiring in 2008 for the Markman Aggressive Allocation Portfolio.

The tax character of distributions paid for the years ended December 31, 2001 and 2000 was as follows:

                                         MARKMAN INCOME      MARKMAN CONSERVATIVE           MARKMAN MODERATE      MARKMAN AGGRESSIVE
                                   ALLOCATION PORTFOLIO      ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO
                                      2001         2000         2001         2000          2001         2000       2001         2000

From ordinary income .......    $  135,325   $   29,887   $  867,770   $  734,132    $  982,935   $  665,001     $   --       $   --
From long-term capital gains            --           --           --      286,552            --    3,406,125         --           --
From capital ...............        11,512           92           --           --            --           --         --           --
                                ----------   ----------   ----------   ----------    ----------   ----------     ------       ------
                                $  146,837   $   29,979   $  867,770   $1,020,684    $  982,935   $4,071,126     $   --       $   --
                                ==========   ==========   ==========   ==========    ==========   ==========     ======       ======

The $684,030 net investment loss of the Markman Aggressive Allocation Portfolio was reclassified to paid-in capital as of December 31, 2001.
The $11,512 return of capital of the Markman Income Allocation Portfolio was reclassified to paid-in-capital as of December 31, 2001. Such reclassifications have no effect on the net assets or net asset value per share of these Portfolios.

================================================================================

2.   INVESTMENT TRANSACTIONS

During the year ended December 31, 2001, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $4,233,542 and $2,904,627, respectively, for the Markman Income Allocation Portfolio, $28,257,233 and $32,323,129, respectively, for the Markman Conservative Allocation Portfolio, $70,887,384 and $82,576,784, respectively, for the Markman Moderate Allocation Portfolio, and $136,351,354 and $146,694,244, respectively, for the Markman Aggressive Allocation Portfolio.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of average daily net assets of the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio and 0.65% of the average daily net assets of the Markman Income Allocation Portfolio. The Adviser pays all operating expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of independent Trustees and any extraordinary expenses. In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's independent Trustees.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust, the Adviser and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for each of the Funds. IFS supervises the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS also calculates the daily net asset value per share and maintains the financial books and records of each Fund. For the performance of these services, the Adviser, out of its investment management fee, pays IFS a monthly base fee, an asset-based fee, and a fee based on the number of shareholder accounts. In addition, the Adviser pays out-of-pocket expenses including, but not limited to, postage and supplies.

4.   BANK LOANS

The Trust has an unsecured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. During the year ended December 31, 2001, no Funds in the Trust had outstanding borrowings under the line of credit. No compensating balances are required.

================================================================================

5.   FUND SHARE TRANSACTIONS

Proceeds and payments from capital share transactions as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended December 31, 2001 and December 31, 2000.

                                         MARKMAN INCOME    MARKMAN CONSERVATIVE        MARKMAN MODERATE       MARKMAN AGGRESSIVE
                                   ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO
                                        2001       2000        2001        2000        2001        2000        2001         2000

Shares sold ......................   520,997    115,701     202,071     490,388   1,011,743     876,226   1,443,362    1,771,691
Shares issued in reinvestment of
     distributions to shareholders    16,998      3,054      90,825      88,133     111,291     344,165          --           --
Shares redeemed ..................  (406,798)  (248,550)   (752,955)   (791,536)  (2,333,938) (1,729,279) (2,172,694)   (988,000)
                                    --------   --------   ---------   ---------   ---------   ---------   ---------   ----------
Net increase (decrease) in
     shares outstanding ..........   131,197   (129,795)   (460,059)   (213,015)  (1,210,904)  (508,888)   (729,332)     783,691
Shares outstanding,
     beginning of year ...........    59,371    189,166   2,226,113   2,439,128   5,530,938   6,039,826   6,925,210    6,141,519
                                    --------   --------   ---------   ---------   ---------   ---------   ---------   ----------
Shares outstanding, end of year ..   190,568     59,371   1,766,054   2,226,113   4,320,034   5,530,938   6,195,878    6,925,210
                                    ========   ========   =========   =========   =========   =========   =========   ==========

--------------------------------------------------------------------------------
14                                  Markman

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================

6.   MANAGEMENT OF THE TRUST (UNAUDITED)
Listed in the charts below is basic information regarding the Trustees and officers of the Markman MultiFund Trust (the "Trust").

INTERESTED TRUSTEES

                                                                                     NUMBER OF    OTHER
                                                                                     PORTFOLIOS   DIRECTORSHIPS
                                                                                     IN FUND      HELD BY
                          POSITION(S)   TERM OF OFFICE1                              COMPLEX      TRUSTEE
                          HELD WITH     AND LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN     OUTSIDE THE
NAME/ADDRESS/AGE          TRUST         TIME SERVED       DURING LAST 5 YRS          BY TRUSTEE   FUND COMPLEX
---------------------------------------------------------------------------------------------------------------
JUDITH E. FANSLER2        Secretary     Since Inception   Chief Operating Officer    4            N/A
6600 France Ave. South,   and                             Markman Capital
Suite 565                 Trustee                         Management, Inc.
Edina, MN 55435
Age: 51

RICHARD W. LONDON2        Treasurer     Since Inception   Chief Financial Officer    4            N/A
6600 France Ave. South,   and                             Markman Capital
Suite 565                 Trustee                         Management, Inc.; Vice
Edina, MN 55435                                           President and Treasurer,
Age: 58                                                   Markman Securities, Inc.

EMILEE MARKMAN3           Trustee       Since Inception   Executive Director,        4            N/A
6600 France Ave. South,                                   Markman Capital
Suite 565                                                 Foundation
Edina, MN 55435
Age: 48

ROBERT J. MARKMAN2        Chairman of   Since Inception   President, Treasurer and   4            N/A
6600 France Ave. South,   the Board                       Secretary of Markman
Suite 565                 and                             Capital Management, Inc.
Edina, MN 55435           President
Age: 50

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.
2 Ms. Fansler, Mr. London and Mr. Markman are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his or her relationship with Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Portfolios.
3 Mrs. Markman is an "interested person" of the Trust because she is the spouse of Robert J. Markman.

DISINTERESTED TRUSTEES

                                                                                     NUMBER OF    OTHER
                                                                                     PORTFOLIOS   DIRECTORSHIPS
                                                                                     IN FUND      HELD BY
                          POSITION(S)   TERM OF OFFICE1                              COMPLEX      TRUSTEE
                          HELD WITH     AND LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN     OUTSIDE THE
NAME/ADDRESS/AGE          TRUST         TIME SERVED       DURING LAST 5 YRS          BY TRUSTEE   FUND COMPLEX
---------------------------------------------------------------------------------------------------------------
RICHARD E. DANA           Trustee       Since Inception   President, Jet             4            N/A
748 Goodrich Ave.                                         Construction and
Saint Paul, MN 55105                                      Remodeling, Inc.;
Age: 55                                                   Managing Partner, Jet
                                                          Diversified LLC

PETER DROSS               Trustee       Since Inception   Director of Development,   4            N/A
717 East River Rd.                                        The Center for Victims
Minneapolis, MN 55455                                     of Torture
Age: 44

SUSAN GALE                Trustee       Since Inception   Real Estate Advisor;       4            N/A
6600 France Ave. South,                                   Edina Realty
Suite 565
Edina, MN 55435
Age: 49

SUSAN M. LINDGREN         Trustee       Since Inception   Contract Trainer, Life     4            Director, The
7401 Metro Boulevard #460                                 Design Education (a non-                Pelican
Minneapolis, MN 55439                                     profit adult education/                 Project
Age: 37                                                   training company); Manager,
                                                          IT Works! (a recruiting
                                                          and training President,
                                                          Sue Lindgren & Associates
                                                          (a consulting firm)

MELINDA S. MACHONES       Trustee       Since Inception   Self-employed management   4            N/A
6600 France Ave. South,                                   and technology consultant;
Suite 565                                                 Director of Information
Edina, MN 55435                                           Technologies, The College
Age: 47                                                   of St. Scholastic

MICHAEL J. MONAHAN        Trustee       Since Inception   President, Ecolabs         4            N/A
6600 France Ave. South,                                   Foundation
Suite 565
Edina, MN 55435
Age: 50

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

The Statement of Additional  Information  contains additional  information about
the  Trustees  and  is  available   without   charge  upon  request  by  calling
1-800-707-2771.

--------------------------------------------------------------------------------
                                    Markman                                   15

================================================================================
                          INDEPENDENT AUDITOR'S REPORT
================================================================================

                                                                          [LOGO]
                                                                        ANDERSEN

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE MARKMAN MULTIFUND TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Markman MultiFund Trust comprising the Markman Income Allocation Portfolio, the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio, and the Markman Aggressive Allocation Portfolio as of December 31, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Markman MultiFund Trust as of December 31, 2001, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Arthur Andersen LLP

Cincinnati, Ohio
January 11, 2002

--------------------------------------------------------------------------------
16                                  Markman

================================================================================
                                  STAY INFORMED
================================================================================

PORTFOLIO/STRATEGY UPDATE
800-975-5463
Bob Markman's weekly market overview and MultiFund activity report.

ONLINE
www.markman.com
Check for net asset values and more.

PRICELINE
800-536-8679
Up-to-the-minute net asset values and account values.

HELPLINE
800-707-2771
For a prospectus, an application form, assistance in completing an application, or for general administrative questions.

                    ----------------------------------------
                        Website Provides Updates On-Line

                    For expanded performance information, portfolio allocations updated regularly, on-line access to the Prospectus and forms, and other helpful information, log on to the MultiFunds web site at:

                                 www.markman.com

                    ----------------------------------------

These forms are available:

o    Account Application

o    IRA Application

o    Roth IRA Application

o    IRA transfer request

o    Roth IRA Conversion Request

o    Dollar Cost Averaging Application

o    Systematic Withdrawal Plan Request

o    Automatic Investment Request

o    Company Retirement Account Application

o Company Retirement Plan Prototype [includes Profit Sharing, Money Purchase, 401(k)]

o    403(b) Plan and Application

The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase the Markman MultiFunds through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman MultiFunds through these discount brokers.

For  additional  forms or answers to any  questions  just  contact  the  Markman
MultiFunds  (between  the  hours  of  8:30  AM  and  5:30  PM  EST).  Toll-free:
800-707-2771.

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MARKMAN                     INVESTMENT ADVISER                  SHAREHOLDER SERVICES
MULTIFUNDS                  Markman Capital Management, Inc.    c/o Integrated Fund Services, Inc.
----------                  6600 France Avenue South            P.O. Box 5354
For investors too smart     Minneapolis, Minnesota  55435       Cincinnati, Ohio  54201-5354
to do it themselves(sm)     Telephone: 952-920-4848             Toll-free: 800-707-2771
                            Toll-free: 800-395-4848

Authorized  for  distribution  only if  preceded  or  accompanied  by a  current prospectus.
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MARKMAN
MULTIFUNDS
----------                         FIRST CLASS
FOR INVESTORS TOO SMART
TO DO IT THEMSELVES(R)

6600 France Avenue South
Minneapolis, Minnesota  55435